TAXES (Tables)	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
SCHEDULE OF EFFECTIVE INCOME TAX RATE RECONCILIATION

	For the Six Months Ended June 30,
	2026	2025
Income (loss) before income taxes from operations in the PRC	$(7,876)	$20,115
Statutory income tax rate	25%	25%
Income tax expense at statutory rate	(1,969)	5,029
Tax effect of net operating loss carryforward	-	(5,029)
Valuation allowance of deferred tax assets	1,969	-
Income tax expense	$-	$-